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                                                           EXHIBIT 10.31.2

                            [Mericle Letterhead]

                                 February 18, 1997

VIA HAND DELIVERY
US FoodService, Inc.                        Paul-Francis Realty, L.P.
613 Baltimore Drive                         c/o Eastern Insurance Group
East Mountain Corporate Center              613 Baltimore Drive
Wilkes-Barre, PA  18702                     East Mountain Corporate Center
Attn: William Griffin, Vice President       Wilkes-Barre, PA  18702
                                            Attn: Paul J. Siegel, Jr.
                                                  Managing General Partner

RE: Amendment to Agreement of Lease, Dated February 28, 1996, by and between Paul-Francis Realty, L.P. and US FoodService, Inc.

Gentlemen:

     With respect to the above-referenced Lease (the "Lease"), reference was made therein to the Leased Premises containing approximately 25,000 rentable square feet of space. Upon the final completion of the Building and the final measurement of all of the tenant spaces by the Building architect, it has been determined that the total number of rentable square feet of space actually contained in the Leased Premises leased to US FoodService, Inc. is actually (i) 4,497 square feet on the first (1st) floor, (ii) 7,550 square feet on the second (2nd) floor, and (iii) 21,519 square feet on the third
(3rd) floor for a total of 33,566 square feet. Accordingly, pursuant to PARAGRAPH 2 of the Lease, the Minimum Rent, as set forth in PARAGRAPH 5(a) of the Lease, shall be adjusted according to the actual number of square feet of space contained in the Leased Premises as determined by the Building architect as set forth herein. The Minimum Rent for each of the first thirty-six (36) months of the Term is, therefore, $34,964.58 (i.e., $419,575.00 per annum). In addition, the Lessee's Proportionate Share, as set forth in PARAGRAPH 7 of the Lease, shall also be adjusted accordingly and, therefore, the Lessee's "Proportionate Share" shall be 56.7% (determined by dividing 33,566 (the actual square footage contained in the Leased Premises) by 59,206 (the actual total number of rentable square feet contained in the Building)). For your information, I am providing herewith a copy of the Building architect's calculations with respect to the re-measurement of your Leased Premises and the Building.

     This letter shall serve as an Amendment to the Lease and all other terms and provisions of the Lease shall remain in full force and effect and shall not be affected hereby. Further, the terms and provisions of the Lease, as are being amended hereby, shall be deemed to have been so amended as of the Commencement Date of the lease as set forth therein.

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US FoodService, Inc.
Paul-Francis Realty, L.P.
February 18, 1997
Page 2



     Please indicate your acceptance of the terms of this letter by executing in the space provided below, whereupon this letter shall be deemed to be an amendment to your Lease.

                                       Sincerely,

                                       /s/ Lewis A. Sebia
                                       ----------------------------------
                                       LEWIS A. SEBIA
                                       Chief Operating Officer

     AGREED AND ACCEPTED TO on this 18th day of February, 1997:

                                       LESSOR:
                                       PAUL-FRANCIS REALTY, L.P.,
                                       a Pennsylvania limited partnership


                                       BY:  /s/ Paul J. Siegel, Jr.
                                       ----------------------------------
                                             PAUL J. SIEGEL, JR.

                                       Its:  Managing General Partner

                                       LESSEE:
                                       US FOODSERVICE, INC.,
                                       a Delaware corporation

                                       BY:  /s/ William Griffin
                                       ----------------------------------
                                             WILLIAM GRIFFIN
                                       Its:  Vice-President